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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               August 14, 2001
                     -----------------------------------
                       (Date of earliest event report)

                                   CNF Inc.
                     (Formerly CNF Transportation Inc.)
                     -----------------------------------
             (Exact name of registrant as specified in charter)

          Delaware               1-5046              94-1444798
          ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
        organization)

              3240 Hillview Avenue, Palo Alto, California  94304
                     -----------------------------------
                  (Address of principal executive offices)
                                  (zip code)

             Registrant's telephone number, including area code:
                                (650) 494-2900


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ITEM 5.

On August 13, 2001, CNF Inc. issued a press release stating the following:


CNF'S EMERY WORLDWIDE AIRLINES UNIT SUSPENDS OPERATIONS

PALO ALTO, Calif.-- Aug. 13, 2001 -- CNF Inc. announced today that its
Emery Worldwide Airlines unit has suspended its air carrier operations as part of an interim agreement with the FAA. EWA said it expects to resume operations when issues raised by the FAA are resolved.

Emery Worldwide air freight company, which is separate from the airline, will continue operations on a full-scale global basis. "There will be no interruption of freight service and Emery air freight will meet all of the day-to-day operating requirements of our customers both in North America and around the world," said Chutta Ratnathicam, chief executive officer of Emery Worldwide.

He said that Emery Worldwide has made arrangements to service customers in North America, utilizing, among others, a fleet of aircraft operated by Ryan Aviation of Wichita, Kansas. Emery Worldwide airfreight operates a network of service centers in North America and has operations in more than 200 countries. The airfreight company operates a hub in Dayton, Ohio to sort freight. That facility remains fully operational.

However, Emery Worldwide Airlines said it would be forced to furlough up to 800 airline pilots, crewmembers and other administrative personnel, as necessary.

CNF Inc. is a $5.3 billion management company of global supply chain services with businesses in regional trucking, airfreight, ocean freight, customs brokerage, global logistics management and trailer manufacturing.

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OTHER

Forward-Looking Statements

Certain statements in this news release constitute "forward-looking statements" and are subject to a number of risks and uncertainties, and should not be relied upon as predictions of future events. All statements other than statements of historical fact are forward-looking statements including any projections and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, statements of belief and any statements or assumptions underlying the foregoing. Specific factors that could cause actual earnings, results of operations and other matters to differ materially from those discussed in such forward-looking statements include: changes in general business and economic conditions, the creditworthiness of the Company's customers and their ability to pay for services rendered, increasing competition and pricing pressure, changes in fuel prices, availability of adequate contract aircraft on commercially reasonable terms, uncertainties regarding Emery Worldwide Airlines' (EWA) claims under its former Priority Mail contract with the United States Postal Service (USPS), uncertainties regarding EWA's existing Express Mail contract with the USPS, labor matters, enforcement of and changes in governmental regulations, environmental and tax matters (including claims made by the Internal Revenue Service with respect to aircraft maintenance tax matters), the Department of Transportation investigation relating to Emery Worldwide's handling of hazardous materials and aircraft maintenance, the February 2000 crash of an EWA aircraft and related litigation, matters relating to the Company's 1996 spin-off of Consolidated Freightways Corporation. The factors included here and in Item 7 of our 2000 Annual Report on Form 10-K as well as other filings with the Securities and Exchange Commission could cause actual results and other matters to differ materially from those in such forward-looking statements. As a result, no assurance can be given as to future financial position or results of operations.


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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CNF Inc.
                           (Registrant)

August 14, 2001            /s/Greg Quesnel
                           Greg Quesnel
                           President, Chief Executive Officer
                                and Chief Financial Officer